[GRAPHIC OMITTED]
[LOGO OMITTED]
ARK FUNDS[REGISTRATION MARK]
CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.

APRIL 30, 2002
Social Issues Annual Report

Social Issues Intermediate Fixed Income Portfolio
Social Issues Blue Chip Equity Portfolio
Social Issues Capital Growth Portfolio
Social Issues Small-Cap Equity Portfolio


                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

Contents

Letter to Shareholders ......................................................  1
Fixed Income Portfolio
  Management Discussion and Analysis / Schedule of Investments ..............  3
Equity Portfolios
  Management Discussion and Analysis / Schedules of Investments .............  7
Statements of Assets and Liabilities ........................................ 19
Statements of Operations .................................................... 20
Statements of Changes in Net Assets ......................................... 21
Financial Highlights ........................................................ 22
Notes to Financial Statements ............................................... 23
Independent Auditors' Report ................................................ 26


This report and the financial statements contained herein are submitted for the general information of shareholders of the ARK Funds and do not constitute investment advice. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the portfolios are not deposits of any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested. The views in this report are those of the respective portfolio manager as of April 30, 2002, and may not reflect the managers' views as of the date this report was first published or anytime thereafter.

                                                       LETTER TO SHAREHOLDERS  1

June 2002
DEAR SHAREHOLDERS,

During the past year, socially responsible ("SR") investors like you continued to factor social issues criteria into their investment decisions, and demanded the same of their mutual fund managers. This resulted in additional attention in the form of more press about SR funds, and more investors thinking, perhaps for the first time, that here was a new way to think about investing.

We are pleased with this attention, and our goals continue to be asset growth and meeting your investment needs. Our Annual Report is a great way for us to give you important information about your socially responsible investments. In this Report we will update you on our progress and provide you with information about your Portfolios' performance, holdings, and diversification as of April 30, 2002. We've also included the portfolio managers' economic analyses.

We thank you for investing in the ARK Funds, and we look forward to continuing to help you meet your financial goals.

                                       Sincerely,
                                       /S/ WILLIAM H. COWIE, JR.
                                       William H. Cowie, Jr.
                                       CHAIRMAN





                                                  ANNUAL REPORT / APRIL 30, 2002

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                                            This page intentionally left blank.

                                                     SOCIAL ISSUES PORTFOLIOS  3


                           Social Issues Fixed Income
                                    Portfolio

OUR INVESTMENT MANAGEMENT PHILOSOPHY FOR THE SOCIAL ISSUES FIXED INCOME PORTFOLIO CENTERS ON FOUR CORE BELIEFS. WE BELIEVE THAT OVER A FULL INTEREST-RATE CYCLE, A PORTFOLIO OF FIXED INCOME INVESTMENTS SHOULD PROVIDE REAL RETURNS THAT EXCEED ANY LOSS OF PURCHASING POWER DUE TO INFLATION, BE COMPETITIVE WITH THE SPECIFIED PORTFOLIO BENCHMARK RETURN, BE COMPETITIVE VERSUS PORTFOLIOS OF SIMILAR RISK, AND MAINTAIN LOW-TO-MODERATE PRINCIPAL VOLATILITY.

WITH THE UNDERSTANDING OF THE PORTFOLIO'S CONSTRAINTS AND TOLERANCE FOR RISK, WE EMPLOY A VALUE APPROACH TO FIXED INCOME INVESTING INVOLVING OVER- OR UNDER-WEIGHTING MARKET SECTORS, INDUSTRIES, OR YIELD CURVE SEGMENTS DEEMED TO BE RELATIVELY UNDERVALUED OR EXPENSIVE. WE UNDERTAKE RIGOROUS ANALYSIS UTILIZING THE FOLLOWING COMPONENTS TO CONSTRUCT A PORTFOLIO: SECTOR SELECTION, DURATION MANAGEMENT, CREDIT ANALYSIS, INDUSTRY AND ISSUE SELECTION, AND YIELD CURVE MANAGEMENT.

IN SELECTING CORPORATE SECURITIES, WE LOOK FOR BUSINESSES THAT MEET THE PORTFOLIO'S SOCIAL CRITERIA. WE USE SOCIAL RESEARCH FROM KLD RESEARCH AND ANALYTICS, INC., AND HAVE ADOPTED SOCIAL SCREENS TO SEEK TO EXCLUDE COMPANIES THAT DERIVE REVENUE FROM TOBACCO AND ALCOHOL, GAMBLING, NUCLEAR POWER, WEAPONS, AND ABORTION AND CONTRACEPTIVES.

THE FIXED INCOME PROCESS IS AN ACTIVELY MANAGED, BOTTOM-UP SECTOR SELECTION APPROACH, WHEREIN RISK CONTAINMENT IS PARAMOUNT. OUR OBJECTIVE IS TO POSITION THE PORTFOLIO IN SUCH A WAY THAT OUR SECTOR, INTEREST RATE, YIELD CURVE, AND CREDIT ANALYSIS CAN ADD VALUE WITHOUT ASSUMING AN INORDINATE RISK OF UNDERPERFORMANCE. AS PART OF THE CONSTRUCTION AND MANAGEMENT PROCESS, WE CONTINUALLY TEST THE PORTFOLIO TO ASSESS AND MITIGATE RISK. THIS DISCIPLINED FIXED INCOME PHILOSOPHY HAS BEEN IN PLACE WITHIN OUR ORGANIZATION FOR MORE THAN 15 YEARS, HAS BEEN CONSISTENTLY APPLIED, AND HAS GENERATED HISTORICALLY STRONG RESULTS.

4 [GRAPHIC OMITTED] SOCIAL ISSUES PORTFOLIOS

SOCIAL ISSUES
INTERMEDIATE FIXED INCOME PORTFOLIO

[GRAPHIC OMITTED]
STEVEN M. GRADOW

STEVEN M. GRADOW
CO-PORTFOLIO MANAGER
STEVEN M. GRADOW IS CO-MANAGER, WITH MR. STITH, OF THE SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO. HE HAS BEEN A MANAGING DIRECTOR OF, AND DIRECTOR OF FIXED INCOME INVESTMENTS FOR, AIA AND PORTFOLIO MANGER SINCE 1996 AND IS MANAGER OR CO-MANAGER OF OTHER ARK FUNDS PORTFOLIOS. MR. GRADOW'S EXPERIENCE INCLUDES FIVE YEARS OF FIXED INCOME MANAGEMENT FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF CALIFORNIA (CALPERS). MR. GRADOW HAS MORE THAN 19 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY.

[GRAPHIC OMITTED]
WILMER C. STITH III, CFA

WILMER C. STITH III, CFA
CO-PORTFOLIO MANAGER
WILMER C. STITH III IS CO-MANAGER, WITH MR. GRADOW, OF THE SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO. HE HAS BEEN A VICE PRESIDENT OF AIA AND PORTFOLIO MANAGER SINCE 1996 AND IS MANAGER OR CO-MANAGER OF OTHER ARK FUNDS PORTFOLIOS. MR. STITH MANAGES SEPARATE ACCOUNT MONEY MARKET ACCOUNTS, ASSISTS IN THE MANAGEMENT OF ARK MONEY MARKET PORTFOLIOS, AND IS RESPONSIBLE FOR ANALYZING AND TRADING VARIOUS FIXED INCOME SECURITIES. MR. STITH HAS MORE THAN 9 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY, AND IS A CHARTERED FINANCIAL ANALYST.


MANAGEMENT DISCUSSION AND ANALYSIS
      It certainly was a tumultuous year in the fixed income markets. The economy officially hit a recession in March 2001 with Gross Domestic Product (GDP) contracting slightly in the third quarter amidst the steepest drop in industrial production in over twenty years. Six months later, however, first quarter GDP rose 5.6%. Strides in U.S. productivity and the benign inflationary environment, which characterized the "new economy" during the 1990's, held up relatively well into the new millennium. These events and the terrorist attacks resulted in the Federal Reserve Board "Fed" engaging in one of its most aggressive easing policies in the last fifty years, with the Federal Funds rate falling precipitously from 6.50% to 1.75% over the course of just one year. This economic and monetary environment resulted in positive returns for the short end of the U.S. bond market as witnessed in the two-year U.S. Treasury Note falling from a 4.15% yield-to-maturity at the beginning of the year to 3.23% at the end of the year.

      Recently, the bond market has priced in a rebound in economic growth resulting in higher interest rates all along the yield curve. While we feel the bond market may be overestimating the speed with which the Fed will tighten monetary policy, we do believe the secular rise in interest rates has begun. An accommodating Fed is providing a significant amount of monetary stimulus as the Federal Funds target is at a 40-year low of 1.75%. Fiscal stimuli in the form of higher government spending and tax cuts also provide ample fiscal stimuli to reignite economic growth. In light of this outlook, the Portfolio ended the year with a shorter duration than its benchmark. This interest rate profile contributed positively to Portfolio performance.

      The Portfolio underperformed its benchmark for the period. A major reason for this stemmed from holding certain corporate credits. Over the last year volatility was a dominant attribute of the corporate bond market, which was marred by heightened credit risk and default experiences. It also witnessed the largest bankruptcy in U.S. history, and dealt with the consequences of overcapacity in both the telecommunications and automobile industries.

      We view asset-backed securities (ABS) as offering relative value versus other fixed income sectors. We anticipated increased investor demand for short-term securities that offer a "AAA" credit rating. The ABS sector was one of the best-performing fixed income sectors last year, and the Portfolio's return benefited from its 10% ABS allocation. From a strategic sector perspective we have reduced our allocation to U.S. Treasury securities. Unlike last year, we anticipate U.S. Treasuries will underperform other sectors. Rising interest rates and looming budget deficits lead us to believe that higher-yielding sectors such as government agencies and ABS may outperform Treasuries. We are focused on adding coupon income to insulate the Portfolio from higher interest rates. We also purchased Treasury Inflation Protection Securities (TIPS). While we do not foresee a sudden surge in inflation, we do think there are significant inflationary pressures building such as the recent rise in the price of oil. These factors, along with a very accommodative Fed, may lead to a significant rise in inflationary expectations -- particularly after having been so low for so long. TIPS adjust to changes in the Consumer Price Index-Urban Index on a monthly basis, and should outperform fixed rate coupon Treasuries of comparable maturity given a rise in inflationary expectations. Furthermore, the U.S. Treasury has recently stated that they intend to continue to issue TIPS with greater frequency. These two developments have raised the level of demand for TIPS by investors. The Portfolio has added a 7% position in TIPS.

      The Portfolio continues to be well diversified and has a very high average credit quality of AA1. It seeks overall diversification by investing in Treasuries, U.S. Government Agencies, AAA-rated ABS, and in well diversified short-term corporate bonds. We expect volatility in the bond market to continue this year, and will position the Portfolio in those sectors which we feel will offer relative value.


APRIL 30, 2002 / ANNUAL REPORT

                            SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO  5

Performance as of April 30, 2002
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT
              SOCIAL
        ISSUES INTERMEDIATE      LEHMAN          LEHMAN            LIPPER
            FIXED INCOME      INTERMEDIATE    INTERMEDIATE      INTERMEDIATE
     PORTFOLIO, INSTITUTIONAL GOV'T/CREDIT   U.S. GOVERNMENT  INVESTMENT GRADE
           CLASS SHARES          INDEX         BOND INDEX   DEBT FUNDS OBJECTIVE
--------------------------------------------------------------------------------
5/31/01       $50,000           $50,000          $50,000           $50,000
6/30/01       $49,558           $50,187          $50,159           $50,140
7/31/01       $50,263           $51,229          $51,096           $51,268
8/31/01       $50,544           $51,742          $51,549           $51,796
9/30/01       $51,413           $52,496          $52,650           $52,241
10/31/01      $52,036           $53,367          $53,471           $53,207
11/30/01      $51,209           $52,832          $52,833           $52,542
12/31/01      $50,856           $52,540          $52,577           $52,185
1/31/02       $50,893           $52,812          $52,804           $52,509
2/28/02       $51,183           $53,232          $53,241           $52,919
3/31/02       $50,316           $52,423          $52,439           $52,083
4/30/02       $50,589           $53,289          $53,420           $52,942

The cumulative total return since inception of the Portfolio is 1.18%.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance information presented in the graph above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Shares of the Social Issues Intermediate Fixed Income Portfolio, the Lehman Intermediate Government/Credit Index, the Lehman Intermediate U.S. Government Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average from May 29, 2001, commencement of operations, to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes operating expenses that reduce returns, while the total return of the benchmark comparisons do not include expenses. The Portfolio is professionally managed while the benchmark comparisons are unmanaged and not available for investment.

During the period certain fees were waived or expenses reimbursed; otherwise total returns would have been lower. The Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. The Portfolio's low asset level may subject the fund to greater volatility due to the potential impact of large shareholder transactions or an individual security's performance. Such events may increase the Portfolio's volatility compared with similarly managed portfolios that have higher asset levels.


Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS


[GRAPHIC  OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

30% CORPORATE OBLIGATIONS
26% U.S. TREASURY OBLIGATIONS
23% U.S. GOVERNMENT AGENCY OBLIGATIONS
10% ASSET-BACKED SECURITIES
 7% REPURCHASE AGREEMENTS
 2% BANK NOTE
 2% RELATED PARTY MONEY MARKET PORTFOLIO


Schedule of Investments
--------------------------------------------------------------
                                         PRINCIPAL      MARKET
  DESCRIPTION                               AMOUNT       VALUE
--------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 25.2%

    TREASURY INFLATION PROTECTION
       SECURITIES
       3.500%, 01/15/11                  $ 40,000   $   42,152
                                         ---------------------
       3.375%, 01/15/12                   100,000      102,339
                                         ---------------------

    U.S. TREASURY NOTES
       6.125%, 08/15/07                   125,000      133,832
                                         ---------------------
       4.750%, 11/15/08                   140,000      139,530
                                         ---------------------
       3.375%, 04/30/04                   100,000      100,281
                                         ---------------------

TOTAL U.S. TREASURY OBLIGATIONS
(COST $512,453)                                     $  518,134
==============================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.9%

    FHLMC
       7.000%, 07/15/05                   100,000      108,195
                                         ---------------------
       6.375%, 11/15/03                   250,000      261,875
                                         ---------------------

    FNMA
       5.500%, 05/02/06                   100,000      102,070
                                         ---------------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $470,320)                                     $  472,140
==============================================================

CORPORATE OBLIGATIONS -- 29.0%

    CONSUMER DISCRETIONARY -- 1.6%

    TARGET
       7.500%, 02/15/05                    30,000       32,325
                                         ---------------------

      Total Consumer Discretionary                  $   32,325
==============================================================

    ENERGY -- 2.5%

    APACHE
       6.500%, 12/15/07                    50,000       51,750
                                         ---------------------

    TOTAL ENERGY                                    $   51,750
==============================================================


                                                  ANNUAL REPORT / APRIL 30, 2002

6  SOCIAL ISSUES PORTFOLIOS INTERMEDIATE FIXED INCOME PORTFOLIO (concluded)

--------------------------------------------------------------
                                        PRINCIPAL       MARKET
  DESCRIPTION                              AMOUNT        VALUE
--------------------------------------------------------------
    FINANCIALS -- 20.0%

    CREDIT SUISSE FIRST BOSTON
       6.500%, 01/15/12                  $100,000    $  98,986
                                         ---------------------
    FORD MOTOR CREDIT
       6.875%, 02/01/06                    26,000       26,339
                                         ---------------------

    GOLDMAN SACHS GROUP, SER B, MTN
       7.500%, 01/28/05                    25,000       26,840
                                         ---------------------

    GOLDMAN SACHS GROUP, SER E, MTN
       7.350%, 10/01/09                    75,000       79,688
                                         ---------------------

    HOUSEHOLD FINANCE
       8.000%, 07/15/10                    75,000       80,577
                                         ---------------------

    KIMCO REALTY
       6.875%, 02/10/09                   100,000      101,138
                                         ---------------------

    TOTAL FINANCIALS                                $  413,568
==============================================================

    INDUSTRIALS -- 1.3%

    CANADIAN NATIONAL RAILWAY
       7.000%, 03/15/04                    25,000       26,188
                                         ---------------------

    TOTAL INDUSTRIALS                               $   26,188
==============================================================

    TELECOMMUNICATION SERVICES -- 1.2%

    SPRINT CAPITAL
       7.125%, 01/30/06                    25,000       24,449
                                         ---------------------

    TOTAL TELECOMMUNICATION SERVICES                $   24,449
==============================================================

    UTILITIES -- 2.4%

    CONSOLIDATED NATURAL GAS, SER C
       6.250%, 11/01/11                    50,000       49,016
                                         ---------------------

    TOTAL UTILITIES                                 $   49,016
==============================================================

TOTAL CORPORATE OBLIGATIONS
(COST $600,590)                                     $  597,296
==============================================================

ASSET-BACKED SECURITIES -- 9.8%

    ANRC AUTO OWNER TRUST, SER 2001-A, CL A-4
       4.320%, 06/16/08                   100,000      100,799
                                         ---------------------

    RESIDENTIAL ASSET SECURITIES, SER 2001-KS3,
    CL AI3
       5.180%, 08/25/27                   100,000      101,521
                                         ---------------------

TOTAL ASSET-BACKED SECURITIES
(COST $199,978)                                     $  202,320
==============================================================

--------------------------------------------------------------
                                        PRINCIPAL       MARKET
  DESCRIPTION                       AMOUNT/SHARES        VALUE
--------------------------------------------------------------

BANK NOTE -- 2.5%

    US BANK
       6.375%, 08/01/11                  $ 50,000   $   50,706
                                         ---------------------

TOTAL BANK NOTE
(COST $51,100)                                      $   50,706
==============================================================

REPURCHASE AGREEMENT -- 7.3%
    FIRST BOSTON 1.870%, DATED 04/30/02,
    MATURES 05/01/02, REPURCHASE
    PRICE $150,008 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)            150,000      150,000
                                         ---------------------

TOTAL REPURCHASE AGREEMENT
(COST $150,000)                                     $  150,000
==============================================================

RELATED PARTY MONEY MARKET PORTFOLIO -- 1.6%
    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS**                  33,286       33,286
                                         ---------------------

TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $33,286)                                      $   33,286
==============================================================

TOTAL INVESTMENTS -- 98.3%
(COST $2,017,727)                                   $2,023,882
==============================================================

OTHER ASSETS & LIABILITIES, NET -- 1.7%             $   35,237
==============================================================

TOTAL NET ASSETS -- 100.0%                          $2,059,119
==============================================================

** This money market portfolio is advised by Allied Investment Advisors, Inc.
   who also serves as adviser of this portfolio.
   Cl -- Class
   FHLMC -- Federal Home Loan Mortgage Corporation
   FNMA -- Federal National Mortgage Association
   MTN -- Medium Term Note
   Ser -- Series

The accompanying notes are an integral part of the financial statements.


APRIL 30, 2002 / ANNUAL REPORT

                                                     SOCIAL ISSUES PORTFOLIOS  7


                              Social Issues Equity
                                   Portfolios

SIMPLY STATED, OUR INVESTMENT MANAGEMENT PHILOSOPHY FOR THE SOCIAL ISSUES EQUITY PORTFOLIOS IS QUALITY FOR THE LONG TERM. WE LOOK FOR OUTSTANDING BUSINESSES THAT ARE REASONABLY PRICED, BECAUSE OVER THE LONG HAUL, EXPERIENCE HAS SHOWN THE BENEFITS OF BUYING A QUALITY COMPANY, AT A FAIR PRICE, VERSUS A FAIR BUSINESS AT A BARGAIN PRICE. IN SELECTING SECURITIES, WE USE SOCIAL RESEARCH FROM
KLD RESEARCH AND ANALYTICS, INC., AND HAVE ADOPTED SOCIAL SCREENS TO SEEK TO EXCLUDE COMPANIES THAT DERIVE REVENUE FROM TOBACCO AND ALCOHOL, GAMBLING, NUCLEAR POWER, WEAPONS, AND ABORTION AND CONTRACEPTIVES.

IN THEIR RESEARCH, OUR PORTFOLIO MANAGERS LOOK FOR BUSINESSES THAT MEET THE PORTFOLIOS' SOCIAL CRITERIA AND DEMONSTRATE FASTER-THAN-AVERAGE GROWTH, STRONG CASH FLOWS, AND RETURNS ON CAPITAL IN EXCESS OF THE COST OF CAPITAL.

WE BELIEVE HISTORY HAS BECOME A LESS-THAN-ACCURATE PREDICTOR OF THE FUTURE; THUS, WE PLACE GREATER EMPHASIS ON MEETING WITH MANAGEMENT TO ASSESS EACH COMPANY'S FUTURE. INCREASINGLY IMPORTANT IS THE TEAMING OF STRONG FINANCIALS WITH ENLIGHTENED CORPORATE LEADERSHIP, A COMBINATION NECESSARY TO THRIVE IN TODAY'S HIGHLY COMPETITIVE, RAPIDLY EVOLVING BUSINESS ENVIRONMENT. OUR TEAM OF PROFESSIONALS, WHICH INCLUDES ALL OF OUR PORTFOLIO MANAGERS, SEARCHES FOR THE BEST COMPANIES BASED ON OUR SPECIFIC SCREENING CRITERIA.

NEXT, WE ASSESS FUTURE EARNINGS PROSPECTS SEEKING TO IDENTIFY THE COMPANIES THAT CAN CONTINUE TO GENERATE SUPERIOR SALES AND PROFIT GROWTH. WE EXAMINE INDUSTRY DYNAMICS, THE COMPANIES' RELATIVE POSITIONS, COST STRUCTURES, MARGIN TRENDS, AND MANAGEMENT PLANS. FINALLY, WE ASSESS EACH COMPANY'S CURRENT STOCK VALUATION RELATIVE TO FUTURE EARNINGS STREAM AGAINST HISTORY, COMPETITORS, AND THE S&P 500.

TYPICALLY, WE REVIEW A PORTFOLIO HOLDING FOR SALE UNDER THE FOLLOWING
CIRCUMSTANCES: WHEN THE PRICE OBJECTIVE IS ACHIEVED; WHEN FUNDAMENTALS DETERIORATE AND MAKE THE ACHIEVEMENT OF OBJECTIVES UNLIKELY; WHEN THE STOCK UNDERPERFORMS THE S&P 500 BY 20 PERCENT OR MORE ON A RELATIVE BASIS; AND WHEN A MORE ATTRACTIVE OPPORTUNITY PRESENTS ITSELF.

8 [GRAPHIC OMITTED] SOCIAL ISSUES PORTFOLIOS

SOCIAL ISSUES
BLUE CHIP EQUITY PORTFOLIO
[GRAPHIC OMITTED]
ALLEN J. ASHCROFT, JR.

ALLEN J. ASHCROFT, JR.
CO-PORTFOLIO MANAGER
ALLEN J. ASHCROFT, JR. IS CO-MANAGER, WITH MR. RANDALL, OF THE SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO. HE HAS BEEN A PRINCIPAL AND PORTFOLIO MANAGER OF AIA SINCE 1996, A VICE PRESIDENT OF ALLFIRST SINCE 1995, AND IS CO-MANAGER OF OTHER ARK FUNDS PORTFOLIOS. MR. ASHCROFT HAS MORE THAN 19 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY ANALYSIS.

[GRAPHIC OMITTED]
CLYDE L. RANDALL II, CFA

CLYDE L. RANDALL II, CFA
CO-PORTFOLIO MANAGER
CLYDE L. RANDALL II IS CO-MANAGER, WITH MR. ASHCROFT, OF THE SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO. HE HAS BEEN A PRINCIPAL AND PORTFOLIO MANAGER OF AIA SINCE 1996, A VICE PRESIDENT OF ALLFIRST TRUST SINCE 1995, AND IS CO-MANAGER OF OTHER ARK FUNDS PORTFOLIOS. MR. RANDALL HAS MORE THAN 13 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY ANALYSIS, AND IS A CHARTERED FINANCIAL ANALYST.

MANAGEMENT DISCUSSION AND ANALYSIS
      The ARK Social Issues Blue Chip Equity Portfolio continues to focus on investments in large-cap franchise companies while staying competitive with the S&P 500 Index. We remain committed to our strategy of diversifying the Portfolio so that it has representation in each major market sector. Our investment style of concentrating on a limited number of well-managed companies, with a long-term horizon, has not wavered even in the recent unpleasant market environment.

      From an investment standpoint, this was the most challenging fiscal year in decades. The technology industry continued to suffer from its addiction to growth from the late nineties. We witnessed a collapse in the dot com arena, and a breakdown with any equity affiliated with the telecommunication industry. After a decade of unprecedented growth, the economy struggled and finally slipped into a recession. If that wasn't enough, on September 11 terrorists successfully carried out acts of terror in New York and Washington, killing thousands of innocent civilians. We responded to these terrorist acts by declaring war on the Taliban, who harbored the al-Qaida terrorist network that was responsible for these vicious and callous attacks. In summary, we've survived a collapse, a breakdown, a recession, an attack, and a war -- we'd say it was a challenging year.

      The equity market has now been in a "bear" market for two years. Equities haven't seen this type of sell-off since the 1973-74 bear market. That period experienced double digit inflation and interest rates, the ending of an unpopular war, and a resignation of a President. One can see how strategists are comparing today with that difficult era. In the last year money has gravitated out of large capitalization companies and into small- to mid-cap equities. We've tried to respond to this exodus by lowering our overall mean market capitalization, while seeking to meet Portfolio objectives by investing primarily in companies with a market capilization in excess of $5 billion. The Dow Jones Industrial Average peaked last May at 11,350 and hit its low point in September at 8,235 shortly after the markets reopened after the terrorist attacks. Our markets have withstood several setbacks in the past, but have always been resilient, and we expect a similar response in the future. Given the strong first quarter Gross Domestic Product release, it appears that our economy may already be on the road to recovery.

      This year's largest contributors to the Portfolio were Procter and Gamble, Pepsi, and Kraft. Each of these positions appreciated over 30% in our fiscal year. These companies all hail from the consumer staple sector, which by nature is a defensive group, and tends to outperform market indices in an uncertain environment. Our recent economic recession was industrial- and technology-driven. One theme that was a constant throughout this recession was that the consumer continued to spend, which may be why the consumer stocks outperformed in this tough period. The Portfolio was negatively impacted by equities in the technology and telecommunication sectors, and by companies where alleged improprieties were under investigation. Corning and Sun Microsystems were the year's worst performers. These companies continued to lower earnings guidance due to pronounced weakness in their sectors.

      Looking forward, we are cautiously optimistic on the equity markets. Two years of market declines have succeeded in reducing excess valuations that now appear to be stabilizing at more appropriate levels. Investor concerns continue regarding Mid East tensions and a further threat of another terrorist attack, but we appear to be dealing with the uncertainty. This past year has certainly been a challenge; however, we continue to look for investments in solid, well-managed companies that have the potential to drive future equity performance.


APRIL 30, 2002 / ANNUAL REPORT

                                     SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO  9

Performance as of April 30, 2002
[GRAPHIC  OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT

                 SOCIAL ISSUES
               BLUE CHIP EQUITY                     LIPPER LARGE-CAP
           PORTFOLIO, INSTITUTIONAL    S&P 500         CORE FUNDS
                CLASS SHARES       COMPOSITE INDEX  CLASSIFICATION
--------------------------------------------------------------------
5/31/01             $50,000           $50,000          $50,000
6/30/01             $47,803           $48,784          $48,575
7/31/01             $47,903           $48,303          $47,817
8/31/01             $44,952           $45,283          $44,848
9/30/01             $41,496           $41,627          $41,139
10/31/01            $42,097           $42,422          $42,065
11/30/01            $45,150           $45,675          $45,148
12/31/01            $45,038           $46,076          $45,545
1/31/02             $43,786           $45,404          $44,693
2/28/02             $42,132           $44,528          $43,737
3/31/02             $44,064           $46,203          $45,351
4/30/02             $40,254           $43,403          $42,780


The cumulative total return since inception of the Portfolio is (19.49)%.

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Portfolio's historical performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance information presented in the graph above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Shares of the Social Issues Blue Chip Equity Portfolio, the S&P 500 Composite Index and the Lipper Large-Cap Core Funds Classification from May 30, 2001, commencement of operations, to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes operating expenses that reduce returns, while the total return of the benchmark comparisons do not include expenses. The Portfolio is professionally managed while the benchmark comparisons are unmanaged and not available for investment.

During the period certain fees were waived or expenses reimbursed; otherwise total returns would have been lower. The Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. The Portfolio's low asset level may subject the fund to greater volatility due to the potential impact of large shareholder transactions or an individual security's performance. Such events may increase the Portfolio's volatility compared with similarly managed portfolios that have higher asset levels.

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

20% INFORMATION TECHNOLOGY
20% FINANCIALS
13% CONSUMER STAPLES
11% HEALTH CARE
10% INDUSTRIALS
 8% ENERGY
 8% CONSUMER DISCRETIONARY
 5% TELECOMMUNICATION SERVICES
 3% RELATED MONEY MARKET PORTFOLIO
 2% UTILITIES

Schedule of Investments
--------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                              SHARES        VALUE
--------------------------------------------------------------

COMMON STOCK -- 96.7%

    CONSUMER DISCRETIONARY -- 7.6%
    AOL TIME WARNER*                        1,600   $   30,432
                                            ------------------
    HOME DEPOT                              1,100       51,007
                                            ------------------
    TARGET                                  1,200       52,380
                                            ------------------

    TOTAL CONSUMER DISCRETIONARY                    $  133,819
==============================================================

    CONSUMER STAPLES -- 13.5%
    CVS                                     1,400       46,872
                                            ------------------
    KRAFT FOODS, CL A                       1,600       65,664
                                            ------------------
    PEPSICO                                 1,000       51,900
                                            ------------------
    PROCTER & Gamble                          800       72,208
                                            ------------------

    TOTAL CONSUMER STAPLES                          $  236,644
==============================================================


    ENERGY -- 8.0%
    CHEVRONTEXACO                             400       34,684
                                            ------------------
    EXXON MOBIL                             1,400       56,238
                                            ------------------
    SMITH INTERNATIONAL*                      700       49,035
                                            ------------------

    TOTAL ENERGY                                    $  139,957
==============================================================


    FINANCIALS -- 19.9%
    AMERICAN EXPRESS                          600       24,606
                                            ------------------
    AMERICAN INTERNATIONAL GROUP              800       55,296
                                            ------------------
    CITIGROUP                               1,200       51,960
                                            ------------------
    FLEETBOSTON FINANCIAL                   1,500       52,950
                                            ------------------
    JP MORGAN CHASE                         1,700       59,670
                                            ------------------
    MORGAN STANLEY DEAN WITTER                700       33,404
                                            ------------------
    WELLS FARGO                             1,400       71,610
                                            ------------------

    TOTAL FINANCIALS                                $  349,496
==============================================================

                                                  ANNUAL REPORT / APRIL 30, 2002

10  SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO (CONCLUDED)

--------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                              SHARES        VALUE
--------------------------------------------------------------

    HEALTH CARE -- 11.2%
    AMGEN*                                    600   $   31,728
                                            ------------------
    BRISTOL-MYERS SQUIBB                      800       23,040
                                            ------------------
    CARDINAL HEALTH                           500       34,625
                                            ------------------
    ELI LILLY                                 500       33,025
                                            ------------------
    MEDTRONIC                                 800       35,752
                                            ------------------
    MERCK                                     700       38,038
                                            ------------------

    TOTAL HEALTH CARE                               $  196,208
==============================================================

    INDUSTRIALS -- 9.5%
    DANAHER                                   500       35,790
                                            ------------------
    DOVER                                   1,400       52,164
                                            ------------------
    EMERSON ELECTRIC                        1,000       53,390
                                            ------------------
    TYCO INTERNATIONAL                      1,400       25,830
                                            ------------------

    TOTAL INDUSTRIALS                               $  167,174
==============================================================

    INFORMATION TECHNOLOGY -- 20.0%
    CADENCE DESIGN SYSTEMS*                 1,200       24,576
                                            ------------------
    CELESTICA*                              1,000       27,700
                                            ------------------
    CISCO SYSTEMS*                          1,700       24,905
                                            ------------------
    CORNING*                                4,000       26,760
                                            ------------------
    FLEXTRONICS INTERNATIONAL*              1,700       23,545
                                            ------------------
    INTEL                                   1,000       28,610
                                            ------------------
    INTERNATIONAL BUSINESS MACHINES           500       41,880
                                            ------------------
    JABIL CIRCUIT*                          1,300       26,533
                                            ------------------
    MICROSOFT*                              1,000       52,260
                                            ------------------
    SUN MICROSYSTEMS*                       2,500       20,450
                                            ------------------
    TEXAS INSTRUMENTS                       1,200       37,116
                                            ------------------
    VERITAS SOFTWARE*                         600       17,004
                                            ------------------

    TOTAL INFORMATION TECHNOLOGY                    $  351,339
==============================================================

    TELECOMMUNICATION SERVICES -- 4.9%
    BELLSOUTH                               1,300       39,455
                                            ------------------
    SBC COMMUNICATIONS                      1,500       46,590
                                            ------------------

    TOTAL TELECOMMUNICATION SERVICES                $   86,045
==============================================================

    UTILITIES -- 2.1%
    EL PASO                                   900       36,000
                                            ------------------

    TOTAL UTILITIES                                 $   36,000
==============================================================

TOTAL COMMON STOCK
(COST $1,925,778)                                   $1,696,682
==============================================================

--------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                              SHARES        VALUE
--------------------------------------------------------------

RELATED PARTY MONEY MARKET PORTFOLIO -- 3.0%
    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS**                  52,756   $   52,756
                                           -------------------

TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $52,756)                                      $   52,756
==============================================================

TOTAL INVESTMENTS -- 99.7%
(COST $1,978,534)                                   $1,749,438
==============================================================

OTHER ASSETS & LIABILITIES, NET -- 0.3%             $    5,140
==============================================================

TOTAL NET ASSETS -- 100.0%                          $1,754,578
==============================================================

*   Non-income producing security
** This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as adviser of this portfolio.
    Cl -- Class

The accompanying notes are an integral part of the financial statements.


APRIL 30, 2002 / ANNUAL REPORT

                                            This page intentionally left blank.

12 [GRAPHIC OMITTED] SOCIAL ISSUES PORTFOLIO

SOCIAL ISSUES
CAPITAL GROWTH PORTFOLIO
[GRAPHIC OMITTED]
THOMAS D. DEHUDY, CFA

THOMAS D. DEHUDY, CFA
PORTFOLIO MANAGER
THOMAS D. DEHUDY IS MANAGER OF THE SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO. MR. DEHUDY HAS BEEN A PRINCIPAL OF AIA SINCE JANUARY 2001. MR. DEHUDY IS ALSO AN EQUITY ANALYST AND PROVIDES RESEARCH COVERAGE FOR THE TECHNOLOGY SECTOR AND SELECTED CONSUMER CYCLICAL AREAS. HE JOINED AIA FROM LORD ABBETT & COMPANY, WHERE HE HAD BEEN A SENIOR EQUITY ANALYST SINCE 1999. MR. DEHUDY HAS MORE THAN 19 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH, AND IS A CHARTERED FINANCIAL ANALYST.


MANAGEMENT DISCUSSION AND ANALYSIS
      The performance of the ARK Social Issues Capital Growth Portfolio since inception, July 3, 2001, was disappointing. We began by positioning the Portfolio for a rebound in economic activity. This strategy proved to be premature, because of both the extended unwinding of financial excesses from the late 1990s and the unexpected impact of September 11. In some cases, the fundamentals of "recession resistant" companies crumbled (e.g., AOL-Time Warner -- down over 60% during FY 02; and TMP Worldwide -- down over 40%). In other cases, company fundamentals came through relatively well, but concerns over balance sheet issues (e.g., Sprint PCS -- down 60%) or financial reporting (e.g., Computer Associates -- down 50%) caused collapses in stock prices. In prior stock market downturns, purchasing companies with operating or financial leverage was rewarded through outperformance. Over the last few quarters, this strategy was punished.

      While buoyant consumer spending has kept the economy out of severe recession, a rise in capital spending is necessary to generate more robust and stable economic growth. Currently, corporate managers are waiting for a sustained upturn in profitability before increasing capital spending. This lag in capital spending may be the primary cause of the recent stock market malaise (particularly in the technology sector). Lingering lay-offs in the technology sector also suggest that an upturn in technology spending still is a future event. Despite the uncertain economic conditions, we remain optimistic about long-term growth prospects. First quarter productivity numbers (+8.6% annual rate of increase) suggest that both corporate profitability and the standard of living for consumers are apt to rise sharply if economic growth can stabilize in the 3%+ range. With productivity growth high, and inflation rates low, we believe that the long-term backdrop for equity investing is promising.

      Portfolio composition reflects a belief in core economic principles. We emphasize areas where underlying trends support profit growth. Specifically, we focus on three themes: 1) consolidating industries; 2) outsourcing; and 3) changing business models. Collectively, stocks representing these themes account for almost one-half of Portfolio holdings. Fundamentally, we are looking for companies that can either profitably gain market share or generate rising returns from existing assets. Examples of the former characteristic are homebuilders, casual dining restaurants, and semiconductor foundries. Office supply retailers and selected software companies are examples of the latter characteristic. We have held some of the stocks representing these themes for some time; other stocks have been added recently as a means of both building on the themes and enhancing diversification. New additions include Cardinal Health, Express Scripts, and Taiwan Semiconductor. We have weeded out stocks that we feel may have more than short-term problems in an effort to insulate the Portfolio from unexpected surprises.

      After visiting recently with numerous technology company management teams, we remain convinced that innovation and invention will continue to support rising standards of living. Productivity is the key to long-term improvement in economic conditions. Eventually, we feel that these powerful dynamics should generate a resumption of economic growth and an increase in stock market values.


APRIL 30, 2002 / ANNUAL REPORT

                                      SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO  13

Performance as of April 30, 2002
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT

                 SOCIAL ISSUES
               CAPITAL GROWTH                       LIPPER LARGE-CAP
           PORTFOLIO, INSTITUTIONAL    S&P 500       GROWTH FUNDS
                CLASS SHARES       COMPOSITE INDEX  CLASSIFICATION
--------------------------------------------------------------------
7/31/01             $50,000           $50,000          $50,000
8/31/01             $45,010           $46,873          $45,975
9/30/01             $37,725           $43,090          $41,410
10/31/01            $39,621           $43,912          $43,054
11/30/01            $43,912           $47,279          $47,049
12/31/01            $44,890           $47,694          $47,195
1/31/02             $43,742           $46,998          $46,119
2/28/02             $38,549           $46,092          $44,039
3/31/02             $40,246           $47,826          $45,867
4/30/02             $37,800           $44,927          $42,693

The cumulative total return since inception of the Portfolio is (24.25)%.

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Portfolio's historical performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance information presented in the graph above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Shares of the Social Issues Capital Growth Portfolio, the S&P 500 Composite Index and the Lipper Large-Cap Growth Funds Classification from July 3, 2001, commencement of operations, to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes operating expenses that reduce returns, while the total return of the benchmark comparisons do not include expenses. The Portfolio is professionally managed while the benchmark comparisons are unmanaged and not available for investment.

During the period certain fees may have been waived or expenses reimbursed, otherwise total return would have been lower. The Portfolio invests in smaller and medium capitalization companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. The Portfolio's low asset level may subject the fund to greater volatility due to the potential impact of large shareholder transactions or an individual security's performance. Such events may increase the Portfolio's volatility compared with similarly managed portfolios that have higher asset levels.



Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

33% CONSUMER DISCRETIONARY
21% HEALTH CARE
18% INFORMATION TECHNOLOGY
15% FINANCIALS
 3% CONSUMER STAPLES
 3% RELATED MONEY MARKET PORTFOLIO
 3% TELECOMMUNICATION SERVICES
 2% ENERGY
 2% INDUSTRIALS

Schedule of Investments
--------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                              SHARES        VALUE
--------------------------------------------------------------

COMMON STOCK -- 90.3%

    CONSUMER DISCRETIONARY -- 30.7%
    AOL TIME WARNER*                           50    $     951
                                              ----------------
    BEST BUY*                                  35        2,602
                                              ----------------
    BRINKER INTERNATIONAL*                    125        4,305
                                              ----------------
    DARDEN RESTAURANTS                        100        3,990
                                              ----------------
    DR HORTON                                  97        2,503
                                              ----------------
    LEAR*                                     100        5,141
                                              ----------------
    LENNAR                                     40        2,222
                                              ----------------
    NVR*                                       10        3,697
                                              ----------------
    RUBY TUESDAY                              100        2,512
                                              ----------------
    STAPLES*                                  150        2,995
                                              ----------------
    TOLL BROTHERS*                            100        2,975
                                              ----------------
    XM SATELLITE RADIO HOLDINGS*              100        1,151
                                              ----------------

    TOTAL CONSUMER DISCRETIONARY                     $  35,044
==============================================================


    CONSUMER STAPLES -- 3.1%
    CONAGRA FOODS                              75        1,837
                                              ----------------
    CVS                                        50        1,674
                                              ----------------

    TOTAL CONSUMER STAPLES                           $   3,511
==============================================================


    ENERGY -- 2.2%
    NABORS INDUSTRIES*                         25        1,139
                                              ----------------
    SMITH INTERNATIONAL*                       20        1,401
                                              ----------------

    TOTAL ENERGY                                     $   2,540
==============================================================


                                                  ANNUAL REPORT / APRIL 30, 2002

14  SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO (concluded)


--------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                              SHARES        VALUE
--------------------------------------------------------------

    FINANCIALS -- 13.9%
    AMERICAN EXPRESS                           50    $   2,050
                                              ----------------
    CITIGROUP                                  50        2,165
                                              ----------------
    FANNIE MAE                                 50        3,947
                                              ----------------
    FREDDIE MAC                                75        4,901
                                              ----------------
    PRINCIPAL FINANCIAL GROUP*                100        2,780
                                              ----------------

    TOTAL FINANCIALS                                 $  15,843
==============================================================


    HEALTH CARE -- 20.0%
    BAXTER INTERNATIONAL                      100        5,690
                                              ----------------
    CARDINAL HEALTH                            30        2,077
                                              ----------------
    ELI LILLY                                  75        4,954
                                              ----------------
    EXPRESS SCRIPTS*                           35        2,212
                                              ----------------
    FOREST LABORATORIES*                       25        1,929
                                              ----------------
    UNITEDHEALTH GROUP                         25        2,195
                                              ----------------
    WELLPOINT HEALTH NETWORKS*                 50        3,754
                                              ----------------

    TOTAL HEALTH CARE                                $  22,811
==============================================================


    INDUSTRIALS -- 1.6%
    TYCO INTERNATIONAL                        100        1,845
                                              ----------------

    TOTAL INDUSTRIALS                                $   1,845
==============================================================


    INFORMATION TECHNOLOGY -- 16.3%
    CADENCE DESIGN SYSTEMS*                   125        2,560
                                              ----------------
    COMPUTER ASSOCIATES INTERNATIONAL         150        2,790
                                              ----------------
    FLEXTRONICS INTERNATIONAL*                100        1,385
                                              ----------------
    FREEMARKETS*                              125        2,220
                                              ----------------
    INTERSIL, CL A*                            50        1,342
                                              ----------------
    MICRON TECHNOLOGY*                        100        2,370
                                              ----------------
    PARAMETRIC TECHNOLOGY*                    200          808
                                              ----------------
    RIVERSTONE NETWORKS*                      150          705
                                              ----------------
    SYMANTEC*                                  50        1,771
                                              ----------------
    TAIWAN SEMICONDUCTOR
    MANUFACTURING, ADR*                       100        1,770
                                              ----------------
    WESTERN DIGITAL*                          150          929
                                              ----------------

    TOTAL INFORMATION TECHNOLOGY                     $  18,650
==============================================================

    TELECOMMUNICATION SERVICES -- 2.5%
    SPRINT (PCS GROUP)*                       250        2,803
                                              ----------------

    TOTAL TELECOMMUNICATION SERVICES                 $   2,803
==============================================================

TOTAL COMMON STOCK
(COST $102,364)                                      $ 103,047
==============================================================

--------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                              SHARES        VALUE
--------------------------------------------------------------

RELATED PARTY MONEY MARKET PORTFOLIO -- 2.8%
    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS**                    3,246   $   3,246
                                             -----------------

TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $3,246)                                        $   3,246
==============================================================

TOTAL INVESTMENTS -- 93.1%
(COST $105,610)                                      $ 106,293
==============================================================

OTHER ASSETS & LIABILITIES, NET -- 6.9%              $   7,883
==============================================================

TOTAL NET ASSETS -- 100.0%                           $ 114,176
==============================================================
*  Non-income producing security
** This money market portfolio is advised by Allied Investment Advisors, Inc.
   who also serves as adviser of this portfolio.
   ADR-- American Depositary Receipt
   Cl -- Class

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2002 / ANNUAL REPORT

                                            This page intentionally left blank.

16 [GRAPHIC OMITTED] SOCIAL ISSUES PORTFOLIO

SOCIAL ISSUES
SMALL-CAP EQUITY PORTFOLIO
[GRAPHIC OMITTED]
H. GILES KNIGHT

H. GILES KNIGHT
PORTFOLIO MANAGER
H. GILES KNIGHT IS MANAGER OF THE SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO. HE HAS BEEN A PRINCIPAL OF AIA SINCE 1996, A SENIOR VICE PRESIDENT OF ALLFIRST TRUST SINCE 1995, AND IS MANAGER OF ANOTHER ARK FUNDS PORTFOLIO. MR. KNIGHT HAS MORE THAN 30 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY.

MANAGEMENT DISCUSSION AND ANALYSIS
      The ARK Social Issues Small-Cap Equity Portfolio completed the fiscal year with a relatively good performance versus its peer group, albeit the volatility for the year was highly intense. The Portfolio witnessed fairly strong sector rotation as opportunities for capital gains were minimal due to a weakening economy. The Federal Reserve Board's steady stream of rate cuts seemed to stabilize the stock market as corporate sales and profits plummeted, but the events of September 11 quickly erased the stock market's progress. Nevertheless, a strong fourth quarter rally, particularly among technology shares, helped restore investor confidence. This picture soon changed, however, as technology shares and the overall market fell again over the first quarter of 2002.

      The Portfolio's relative performance was helped by the severe underweighting of technology and telecommunication shares in the first half of the year, and although some increases in technology were made in the fourth quarter of 2001, these positions were quickly reduced before too much damage was done. As the year ended, the Portfolio remained very much underweighted in technology and telecommunications, groups that will probably not see any sustained recovery until late in 2002 or early 2003.

      Financial service stocks were overweighted, especially in smaller bank issues such as East-West Bancorp, UCBH Holdings, and Hawthorne Financial. Willis Group, an insurance broker, was a strong contributor in this area. Petsmart, Entravision Communications, Steak N Shake, and CKE Restaurants were successful holdings in the consumer discretionary sector. Packaging stocks were helped by price increases, and Crown Cork & Seal and Silgan Holdings were solid contributors.

      Looking ahead, we believe that the United States economy will continue to improve, but not as fast as previously thought. Industries which may be overweighted include smaller banks, energy, and selected retail stocks. We believe that the prospect of a "double dip" in the economy is very small, and the consumer is still spending as can be seen in strong auto sales, housing turnover and prices and excellent earnings results of family style restaurants. While the investment banking and telecommunications industries can look forward to a slow year, it should be remembered that these industries do not represent all of U.S. Gross Domestic Product. Although there is no way to predict the future, we are optimistic regarding the potential for positive stock returns this year, and small-cap shares have the potential to continue to outperform.

APRIL 30, 2002 / ANNUAL REPORT

                                    SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO  17

Performance as of April 30, 2002
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT

                SOCIAL ISSUES        RUSSELL                        LIPPER SMALL-CAP
              SMALL-CAP EQUITY     2000 GROWTH        RUSSELL         GROWTH FUNDS
                  PORTFOLIO           INDEX          2000 INDEX      CLASSIFICATION
------------------------------------------------------------------------------------
 7/31/01           $50,000           $50,000          $50,000           $50,000
 8/31/01           $46,657           $46,878          $48,385           $47,040
 9/30/01           $41,168           $39,314          $41,872           $39,768
10/31/01           $51,597           $43,096          $44,322           $43,041
11/30/01           $61,427           $46,693          $47,754           $46,321
12/31/01           $66,901           $49,600          $50,701           $49,202
 1/31/02           $69,395           $47,836          $50,174           $47,598
 2/28/02           $68,072           $44,740          $48,799           $44,442
 3/31/02           $74,079           $48,628          $52,721           $47,895
 4/30/02           $82,073           $47,576          $53,201           $46,568

The cumulative total return since inception of the Portfolio is 64.47%.

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Portfolio's historical performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance information presented in the graph above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Shares of the Social Issues Small-Cap Equity Portfolio, the Russell 2000 Growth Index, the Russell 2000 Index and the Lipper Small-Cap Growth Funds Classification from July 3, 2001, commencement of operations, to April 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes operating expenses that reduce returns, while the total return of the benchmark comparisons do not include expenses. The Portfolio is professionally managed while the benchmark comparisons are unmanaged and not available for investment.

During the period certain fees may have been waived or expenses reimbursed, otherwise total return would have been lower. The Portfolio invests in smaller and medium capitalization companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. The Portfolio's low asset level may subject the fund to greater volatility due to the potential impact of large shareholder transactions or an individual security's performance. Such events may increase the Portfolio's volatility compared with similarly managed portfolios that have higher asset levels.

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
31% FINANCIALS
17% CONSUMER DISCRETIONARY
15% INFORMATION TECHNOLOGY
11% HEALTH CARE
 9% INDUSTRIALS
 8% MATERIALS
 8% RELATED PARTY MONEY MARKET PORTFOLIO
 1% ENERGY

Schedule of Investments

--------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                              SHARES        VALUE
--------------------------------------------------------------

COMMON STOCK -- 89.8%

    CONSUMER DISCRETIONARY -- 16.9%
    CKE RESTAURANTS*                          500    $   6,200
                                            ------------------
    EMMIS COMMUNICATIONS, CL A*               200        5,814
                                            ------------------
    ENTRAVISION COMMUNICATIONS*             1,000       14,500
                                            ------------------
    LA-Z-BOY                                  200        6,008
                                            ------------------
    OFFICEMAX*                                200        1,256
                                            ------------------
    PETSMART*                                 400        6,008
                                            ------------------
    SONIC*                                    200        5,862
                                            ------------------
    STANDARD-PACIFIC                          200        6,714
                                            ------------------
    STEAK N SHAKE*                            200        2,796
                                            ------------------

    TOTAL CONSUMER DISCRETIONARY                     $  55,158
==============================================================

    ENERGY -- 1.1%
    KEY ENERGY SERVICES*                      300        3,645
                                            ------------------

    TOTAL ENERGY                                     $   3,645
==============================================================

    FINANCIALS -- 30.7%
    CERES GROUP*                            1,700        8,313
                                            ------------------
    EAST-WEST BANCORP                         200        7,160
                                            ------------------
    EATON VANCE                               100        3,653
                                            ------------------
    EURONET WORLDWIDE*                        300        4,917
                                            ------------------
    FBR ASSET INVESTMENT                      500       16,455
                                            ------------------
    FIRSTFED AMERICA BANCORP                  200        5,150
                                            ------------------
    HAWTHORNE FINANCIAL*                      100        3,100
                                            ------------------
    HOST MARRIOTT                             500        5,955
                                            ------------------
    HUNTINGTON BANCSHARES                     200        4,058
                                            ------------------
    IBERIABANK                                150        5,565
                                            ------------------
    INDEPENDENCE COMMUNITY BANK               100        3,259
                                            ------------------
    MAX RE CAPITAL                            200        3,106
                                            ------------------
    SAXON CAPITAL*                            400        6,244
                                            ------------------




                                                  ANNUAL REPORT / APRIL 30, 2002

18  SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO (CONCLUDED)

--------------------------------------------------------------
                                                        Market
  Description                               Shares       Value
--------------------------------------------------------------

    FINANCIALS -- CONTINUED
    SOVEREIGN BANCORP                         100    $   1,443
                                            ------------------
    UCBH HOLDINGS                             100        3,945
                                            ------------------
    VESTA INSURANCE GROUP                     300        1,371
                                            ------------------
    WEBSTER FINANCIAL                         200        7,926
                                            ------------------
    WILLIS GROUP HOLDINGS*                    300        8,775
                                            ------------------

    TOTAL FINANCIALS                                 $ 100,395
==============================================================


    HEALTH CARE -- 10.7%
    BIOMET                                    300        8,469
                                            ------------------
    MEDICAL ACTION INDUSTRIES*                500        6,050
                                            ------------------
    ORTHOFIX INTERNATIONAL*                   100        3,720
                                            ------------------
    POSSIS MEDICAL*                           500        7,835
                                            ------------------
    PSS WORLD MEDICAL*                        500        4,950
                                            ------------------
    SIERRA HEALTH SERVICES*                   200        3,900
                                            ------------------

    TOTAL HEALTH CARE                                $  34,924
==============================================================


    INDUSTRIALS -- 8.4%
    MAVERICK TUBE*                            400        7,260
                                            ------------------
    MESA AIR GROUP*                           700        6,930
                                            ------------------
    OMI*                                      500        2,255
                                            ------------------
    SYLVAN LEARNING SYSTEMS*                  400       11,040
                                            ------------------

    TOTAL INDUSTRIALS                                $  27,485
==============================================================


    INFORMATION TECHNOLOGY -- 14.4%
    ANDREW*                                   200        3,318
                                            ------------------
    ARIBA*                                    500        1,875
                                            ------------------
    ATMEL*                                    500        4,500
                                            ------------------
    AWARE*                                  1,000        5,000
                                            ------------------
    AXCELIS TECHNOLOGIES*                     400        5,760
                                            ------------------
    KOPIN*                                    100          794
                                            ------------------
    KULICKE & SOFFA INDUSTRIES*               400        7,256
                                            ------------------
    LAWSON SOFTWARE*                          300        2,553
                                            ------------------
    MATRIXONE*                                400        2,760
                                            ------------------
    PERICOM SEMICONDUCTOR*                    700        9,989
                                            ------------------
    SANDISK*                                  200        3,272
                                            ------------------

    TOTAL INFORMATION TECHNOLOGY                     $  47,077
==============================================================


    MATERIALS -- 7.6%
    CROWN CORK & SEAL*                      1,100       12,386
                                            ------------------
    MACDERMID                                 200        4,400
                                            ------------------
    SILGAN HOLDINGS*                          200        7,960
                                            ------------------

    TOTAL MATERIALS                                  $  24,746
==============================================================

TOTAL COMMON STOCK
(COST $271,456)                                      $ 293,430
==============================================================

--------------------------------------------------------------
                                                        Market
  Description                               Shares       Value
--------------------------------------------------------------

    RELATED PARTY MONEY MARKET PORTFOLIO -- 7.5%
    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS**                  24,335    $  24,335
                                           -------------------

TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $24,335)                                       $  24,335
==============================================================

TOTAL INVESTMENTS -- 97.3%
(COST $295,791)                                      $ 317,765
==============================================================

OTHER ASSETS & LIABILITIES, NET -- 2.7%              $   8,716
==============================================================

TOTAL NET ASSETS -- 100.0%                           $ 326,481
==============================================================

*  Non-income producing security
** This money market portfolio is advised by Allied Investment Advisors, Inc.
   who also serves as adviser of this portfolio.
   Cl -- Class

The accompanying notes are an integral part of the financial statements.


APRIL 30, 2002 / ANNUAL REPORT

                                         STATEMENTS OF ASSETS AND LIABILITIES 19


 AS OF APRIL 30, 2002                           SOCIAL ISSUES         SOCIAL ISSUES         SOCIAL ISSUES          SOCIAL ISSUES
                                                INTERMEDIATE            BLUE CHIP              CAPITAL               SMALL-CAP
                                                FIXED INCOME             EQUITY                GROWTH                 EQUITY
                                                  PORTFOLIO             PORTFOLIO             PORTFOLIO              PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

ASSETS:
     Investments at Market Value
           (Cost $2,017,727, $1,978,534,
           $105,610 and $295,791, respectively)  $2,023,882            $1,749,438            $106,293              $317,765
                                                 --------------------------------------------------------------------------
     Cash                                                --                     1                   1                     1
                                                 --------------------------------------------------------------------------
     Interest Receivable                             30,256                 1,656                  57                    33
                                                 --------------------------------------------------------------------------
     Receivable for Investment Securities Sold       68,461                    --               4,860                11,179
                                                 --------------------------------------------------------------------------
     Expense Reimbursement from Advisor               1,567                 3,962               4,874                 3,302
                                                 --------------------------------------------------------------------------
     Prepaid Expenses                                   167                   169                 259                 2,942
                                                 --------------------------------------------------------------------------
     Other Assets                                        --                    --                  --                   541
                                                 --------------------------------------------------------------------------

     TOTAL ASSETS                                 2,124,333             1,755,226             116,344               335,763
===========================================================================================================================


LIABILITIES:
     Distribution Payable                             3,296                    --                  --                    --
                                                 --------------------------------------------------------------------------
     Payable for Investment Securities Purchased     61,079                    --               2,126                    --
                                                 --------------------------------------------------------------------------
     Payable for Capital Shares Redeemed                 --                    --                  --                 9,189
                                                 --------------------------------------------------------------------------
     Accrued Expenses:
       Administrator Fees                                 8                    --                  --                    --
                                                 --------------------------------------------------------------------------
       Shareholder Servicing Fees                       267                   212                  13                    38
                                                 --------------------------------------------------------------------------
       Custody Fees                                     126                    37                   2                    --
                                                 --------------------------------------------------------------------------
       Transfer Agency Fees                              92                    73                   5                    11
                                                 --------------------------------------------------------------------------
       Trustee Fees                                      --                     1                  --                    --
                                                 --------------------------------------------------------------------------
       Other Expense Payables                           346                   325                  22                    44
                                                 --------------------------------------------------------------------------

     TOTAL LIABILITIES                               65,214                   648               2,168                 9,282
===========================================================================================================================


NET ASSETS:
     Paid in Capital                              2,165,319             2,015,912             139,863               244,548
                                                 --------------------------------------------------------------------------
     Undistributed Net Investment Income                 --                   906                  --                    --
                                                 --------------------------------------------------------------------------
     Accumulated Net Realized Gain (Loss)
           on Investments                          (112,355)              (33,144)            (26,370)               59,959
                                                 --------------------------------------------------------------------------
     Net Unrealized Appreciation (Depreciation)
           on Investments                             6,155              (229,096)                683                21,974
                                                 --------------------------------------------------------------------------

     TOTAL NET ASSETS                            $2,059,119            $1,754,578            $114,176              $326,481
===========================================================================================================================

     OUTSTANDING SHARES OF BENEFICIAL INTEREST
           (UNLIMITED AUTHORIZATION-- NO PAR VALUE)
           Institutional Class Shares               210,382               218,487              15,077                20,257
===========================================================================================================================

     NET ASSET VALUE, OFFERING AND
           REDEMPTION PRICE PER SHARE --
           INSTITUTIONAL CLASS SHARES                 $9.79                 $8.03               $7.57                $16.12
===========================================================================================================================

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / APRIL 30, 2002

20  STATEMENTS OF OPERATIONS


 FOR THE PERIOD ENDED APRIL 30, 2002            SOCIAL ISSUES         SOCIAL ISSUES         SOCIAL ISSUES          SOCIAL ISSUES
                                                INTERMEDIATE            BLUE CHIP              CAPITAL               SMALL-CAP
                                                FIXED INCOME             EQUITY                GROWTH                 EQUITY
                                                PORTFOLIO(1)          PORTFOLIO(2)          PORTFOLIO(3)            PORTFOLIO(3)
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividend                                  $      456              $   17,680       $         366            $      819
                                               ----------------------------------------------------------------------------
     Interest                                     115,173                   3,567                 257                   237
                                               ----------------------------------------------------------------------------

     TOTAL INVESTMENT INCOME                      115,629                  21,247                 623                 1,056
===========================================================================================================================


EXPENSES:
     Investment Advisory Fees                      15,913                  10,712                 543                 1,011
                                               ----------------------------------------------------------------------------
     Administrator Fees                            11,261                   9,804               7,948                 8,003
                                               ----------------------------------------------------------------------------
     Shareholder Services Fees --
           Institutional Class Shares               3,978                   2,295                 117                   190
                                               ----------------------------------------------------------------------------
     Transfer Agency Fees                             149                     279                  15                    28
                                               ----------------------------------------------------------------------------
     Custodian Fees                                    92                     227                  11                    17
                                               ----------------------------------------------------------------------------
     Professional Fees                              5,039                   4,811               4,593                 4,607
                                               ----------------------------------------------------------------------------
     Registration Fees                                 75                     371                  62                   162
                                               ----------------------------------------------------------------------------
     Printing Fees                                     93                     155                   8                    14
                                               ----------------------------------------------------------------------------
     Trustee Fees                                      44                      32                   2                     3
                                               ----------------------------------------------------------------------------
     Miscellaneous Fees                               125                      52                  33                    27
                                               ----------------------------------------------------------------------------

     TOTAL EXPENSES                                36,769                  28,738              13,332                14,062
===========================================================================================================================


LESS WAIVERS:
     Investment Advisory Fees                      (6,150)                 (3,390)               (180)                 (486)
                                               ----------------------------------------------------------------------------
     Administrator Fees                              (279)                   (141)                 (9)                  (19)
                                               ----------------------------------------------------------------------------

     TOTAL WAIVERS                                 (6,429)                 (3,531)               (189)                 (505)
===========================================================================================================================

     Less Expense Reimbursement by Advisor         (8,366)                 (9,835)            (12,322)              (12,067)
                                               ----------------------------------------------------------------------------

     TOTAL NET EXPENSES                            21,974                  15,372                 821                 1,490
===========================================================================================================================

     NET INVESTMENT INCOME (LOSS)                  93,655                   5,875                (198)                 (434)
===========================================================================================================================

     Net Realized Gain (Loss) on Investments     (110,696)                (33,144)            (26,370)               59,261
                                               ----------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments            6,155                (229,096)                683                21,974
                                               ----------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
           GAIN (LOSS) ON INVESTMENTS            (104,541)               (262,240)            (25,687)               81,235
===========================================================================================================================

     NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                   $(10,886)              $(256,365)           $(25,885)              $80,801
===========================================================================================================================

(1) Commenced operations on May 29, 2001.
(2) Commenced operations on May 30, 2001.
(3) Commenced operations on July 3, 2001.

The accompanying notes are an integral part of the financial statements.


APRIL 30, 2002 / ANNUAL REPORT

                                          STATEMENTS OF CHANGES IN NET ASSETS 21


 FOR THE PERIOD ENDED APRIL 30, 2002         SOCIAL ISSUES           SOCIAL ISSUES          SOCIAL ISSUES            SOCIAL ISSUES
                                             INTERMEDIATE              BLUE CHIP               CAPITAL                 SMALL-CAP
                                             FIXED INCOME               EQUITY                 GROWTH                   EQUITY
                                               PORTFOLIO               PORTFOLIO              PORTFOLIO                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                 05/29/01*              05/30/01*              07/03/01*               07/03/01*
                                              to 04/30/02            to 04/30/02            to 04/30/02             to 04/30/02
                                              -----------            -----------            -----------             -----------
OPERATIONS:
     Net Investment Income (Loss)         $     93,655              $     5,875             $     (198)           $       (434)
                                          -------------------------------------------------------------------------------------
     Net Realized Gain (Loss)
       on Investments                         (110,696)                 (33,144)               (26,370)                 59,261
                                          -------------------------------------------------------------------------------------
     Net Change in Unrealized
       Appreciation (Depreciation)
      on Investments                             6,155                 (229,096)                   683                  21,974
                                          -------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                (10,886)                (256,365)               (25,885)                 80,801
===============================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class Shares            (93,655)                  (4,969)                   (90)                     --
                                          -------------------------------------------------------------------------------------
     Net Capital Gains
         Institutional Class Shares             (1,659)                      --                     --                  (3,697)
                                          -------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                       (95,314)                  (4,969)                   (90)                 (3,697)
===============================================================================================================================

CAPITAL SHARE TRANSACTIONS:
     Institutional Class Shares:
         Shares Issued                       5,093,222                2,114,439                140,100                 408,378
                                          -------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                   64,877                    1,473                     51                   3,697
                                          -------------------------------------------------------------------------------------
         Shares Redeemed                    (2,992,780)                (100,000)                    --                (162,698)
                                          -------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                      2,165,319                2,015,912                140,151                 249,377
===============================================================================================================================

     NET INCREASE IN NET ASSETS
     FROM CAPITAL SHARE
     TRANSACTIONS                            2,165,319                2,015,912                140,151                 249,377
===============================================================================================================================

     NET INCREASE IN NET ASSETS              2,059,119                1,754,578                114,176                 326,481
===============================================================================================================================

NET ASSETS:
     Beginning of period                            --                       --                     --                      --
     END OF PERIOD                          $2,059,119               $1,754,578               $114,176                $326,481
===============================================================================================================================

SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:
         Shares Issued                         505,545                  229,838                 15,071                  31,922
                                          -------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                    6,494                      170                      6                     295
                                          -------------------------------------------------------------------------------------
         Shares Redeemed                      (301,657)                 (11,521)                    --                 (11,960)
                                          -------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                        210,382                  218,487                 15,077                  20,257
===============================================================================================================================

     NET INCREASE IN SHARES                    210,382                  218,487                 15,077                  20,257
===============================================================================================================================

     ACCUMULATED UNDISTRIBUTED
     NET INVESTMENT INCOME                  $       --                $     906               $     --                $     --
===============================================================================================================================


* Commencement of operations.
The accompanying notes are an integral part of the financial statements.



                                                  ANNUAL REPORT / APRIL 30, 2002

22   FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period Ended April 30, 2002.

                               REALIZED                                                                         RATIO
                                 AND       DISTRI-    DISTRI-   NET             NET              RATIO OF NET  OF EXPENSES
        NET ASSET             UNREALIZED   BUTIONS    BUTIONS  ASSET           ASSETS  RATIO OF   INVESTMENT   TO AVERAGE
          VALUE,     NET        GAINS      FROM NET    FROM    VALUE,          END OF  EXPENSES     INCOME     NET ASSETS  PORTFOLIO
        BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT  CAPITAL  END OF  TOTAL   PERIOD TO AVERAGE  TO AVERAGE   (EXCLUDING   TURNOVER
        OF PERIOD   INCOME   INVESTMENTS    INCOME     GAINS   PERIOD  RETURN+ (000)  NET ASSETS* NET ASSETS*   WAIVERS)*    RATE
------------------------------------------------------------------------------------------------------------------------------------

Social Issues Intermediate Fixed Income Portfolio
INSTITUTIONAL CLASS SHARES
2002(1)   $10.00     0.33       (0.21)       (0.33)      --++  $ 9.79   1.18%  $2,059     0.83%      3.53%        1.39%       260%
----------------------------------------------------------------------------------------------------------------------------------

Social Issues Blue Chip Equity Portfolio
INSTITUTIONAL CLASS SHARES
2002(2)   $10.00     0.03       (1.98)       (0.02)      --    $ 8.03 (19.49)% $1,755     1.00%      0.38%        1.88%        22%
----------------------------------------------------------------------------------------------------------------------------------

Social Issues Capital Growth Portfolio
INSTITUTIONAL CLASS SHARES
2002(3)   $10.00    (0.01)      (2.41)       (0.01)      --    $ 7.57 (24.25)% $  114     1.05%     (0.25)%      17.07%       154%
----------------------------------------------------------------------------------------------------------------------------------

Social Issues Small-Cap Equity Portfolio
INSTITUTIONAL CLASS SHARES
 2002(3)  $10.00    (0.02)       6.39           --    (0.25)   $16.12  64.47%  $  326     1.18%     (0.34)%      11.13%       600%
----------------------------------------------------------------------------------------------------------------------------------

  +  Total return is for the period indicated and has not been annualized.
  *  Periods of less than one year are annualized.
 ++  Amount rounds to less than $0.01.
(1)  Commenced operations on May 29, 2001.
(2)  Commenced operations on May 30, 2001.
(3)  Commenced operations on July 3, 2001.

The accompanying notes are an integral part of the financial statements.


APRIL 30, 2002 / ANNUAL REPORT

                                               NOTES TO FINANCIAL STATEMENTS  23


1. ORGANIZATION
      ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, amended and restated on March 19, 1993, and further amended on December 10, 1999.

      The Fund consists of thirty separate investment portfolios as of April 30, 2002:

      Social Issues Intermediate Fixed Income Portfolio ("SIIFIP") Social Issues Blue Chip Equity Portfolio ("SIBCEP")
      Social Issues Capital Growth Portfolio ("SICGP")
      Social Issues Small-Cap Equity Portfolio ("SISCEP")
        (individually a "Portfolio" and collectively, the "Portfolios")

      U.S. Treasury Cash Management Portfolio
      U.S. Government Cash Management Portfolio
      Prime Cash Management Portfolio
      Tax-Free Cash Management Portfolio

      U.S. Treasury Money Market Portfolio
      U.S. Government Money Market Portfolio
      Money Market Portfolio
      Tax-Free Money Market Portfolio
      Pennsylvania Tax-Free Money Market Portfolio

      Short-Term Treasury Portfolio
      Short-Term Bond Portfolio
      Maryland Tax-Free Portfolio
      Pennsylvania Tax-Free Portfolio
      Intermediate Fixed Income Portfolio
      U.S. Government Bond Portfolio
      Income Portfolio
      Balanced Portfolio
      Equity Income Portfolio
      Value Equity Portfolio
      Equity Index Portfolio
      Blue Chip Equity Portfolio
      Capital Growth Portfolio
      Mid-Cap Equity Portfolio
      Small-Cap Equity Portfolio
      International Equity Portfolio
      Emerging Markets Equity Portfolio

      The financial statements and notes presented herein are those of SIIFIP, SIBCEP, SICGP and SISCEP. The financial statements of the other Portfolios listed above are not presented herein, but are presented separately. The Fund may issue an unlimited number of shares of each of its Portfolios and may issue shares of one or more classes of each Portfolio.


2. SIGNIFICANT ACCOUNTING POLICIES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

      The following is a summary of significant accounting policies followed by the Portfolios.

      SECURITY VALUATION -- Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity are valued at their amortized cost.

      When market quotations are not readily available, securities are valued at fair value as determined under procedures established by the Board of Trustees.

      INCOME TAXES -- It is the intention of each Portfolio to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

      NET ASSET VALUE PER SHARE -- The net asset value per share of each class of each Portfolio is calculated every business day (i.e. any day that both the New York Stock Exchange and the Federal Reserve Bank are open for business). It is computed by dividing the total assets of each class of the Portfolio, less the class-related liabilities, by the number of outstanding shares of each class of the Portfolio.

      REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.


                                                  ANNUAL REPORT / APRIL 30, 2002

24  NOTES TO FINANCIAL STATEMENTS


      SHORT SALES -- The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker/dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.

      WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.

      DISTRIBUTIONS -- Dividends from net investment income are declared and paid according to the following table:

                             FREQUENCY OF         FREQUENCY OF PAYMENT
PORTFOLIO              DECLARATION OF DIVIDENDS       OF DIVIDENDS
----------------------------------------------------------------------
SIIFIP                          Daily                    Monthly
----------------------------------------------------------------------
SIBCEP                        Quarterly                 Quarterly
----------------------------------------------------------------------
SICGP                         Annually                  Annually
----------------------------------------------------------------------
SISCEP                        Annually                  Annually
----------------------------------------------------------------------

      Each Portfolio makes distributions of capital gains, if any, at least annually.

      Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, and may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

      The Social Issues Portfolio have a tax year end of October 31. On the Statements of Assets and Liabilities, the following adjustments were made:

                            ACCUMULATED    UNDISTRIBUTED
                           NET REALIZED   NET INVESTMENT   PAID-IN-
PORTFOLIO                   GAIN (LOSS)       INCOME        CAPITAL
-------------------------------------------------------------------
SICGP                           $--            $288         $(288)
-------------------------------------------------------------------
SISCEP                        4,395             434        (4,829)
-------------------------------------------------------------------

      The tax character of distributions paid during the period ended October 31, 2001 were as follows:

                   ORDINARY    LONG-TERM   RETURN OF      TOTAL
PORTFOLIO           INCOME   CAPITAL GAIN   CAPITAL   DISTRIBUTIONS
-------------------------------------------------------------------
SIIFIP             $25,627       $--         $--          $25,627
-------------------------------------------------------------------
SIBCEP               3,179        --          --            3,179
-------------------------------------------------------------------
SICGP                  102        --          --              102
-------------------------------------------------------------------
SISCEP               3,697        --          --            3,697
-------------------------------------------------------------------

      At October 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                UNDISTRIBUTED UNDISTRIBUTED  NET UNREALIZED
                   ORDINARY     LONG-TERM     APPRECIATION
PORTFOLIO           INCOME        GAIN       (DEPRECIATION)    TOTAL
----------------------------------------------------------------------
SIIFIP             $10,941        $--         $  86,708     $  97,649
----------------------------------------------------------------------
SIBCEP               1,135         --          (170,418)     (169,283)
----------------------------------------------------------------------
SICGP                  102         --            (6,768)       (6,666)
----------------------------------------------------------------------
SISCEP               3,783         --            (2,750)        1,033
----------------------------------------------------------------------

      The following Portfolios have estimated capital loss carry-forwards at April 30, 2002, which are available to offset future net realized capital gains:

                                     CAPITAL LOSS      YEAR
                                     CARRYFORWARD     EXPIRES
-------------------------------------------------------------
SIIFIP                                $112,355         2010
-------------------------------------------------------------
SIBCEP                                  10,680         2009
                                        22,464         2010
-------------------------------------------------------------
SICGP                                    6,722         2009
                                        19,598         2010
-------------------------------------------------------------

      OTHER -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method.


APRIL 30, 2002 / ANNUAL REPORT

                                              NOTES TO FINANCIAL STATEMENTS   25

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
      Allied Investment Advisors, Inc. ("AIA") is the investment advisor to each Portfolio. AIA is an affiliate of Allfirst Trust Company N.A. ("Allfirst Trust"), the administrator, custodian and transfer agent of each Portfolio. Pursuant to an investment advisory contract on behalf of each Portfolio, AIA is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the daily average net assets of the Portfolio.

PORTFOLIO                                          ANNUAL RATE
--------------------------------------------------------------
SIIFIP                                                 0.60%
--------------------------------------------------------------
SIBCEP                                                 0.70%
--------------------------------------------------------------
SICGP                                                  0.70%
--------------------------------------------------------------
SISCEP                                                 0.80%
--------------------------------------------------------------

      AIA has agreed to waive a portion of its fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. A portion of these waivers is voluntary and may be discontinued at any time.

      Effective January 1, 2002, Allfirst Trust serves as administrator and transfer agent for the Fund pursuant to an administration agreement and a transfer agency agreement. For its services, Allfirst Trust is entitled to receive an administration fee from the Fund at the annual rate of $24,000 per Portfolio, plus 0.0850% of the annual average daily net assets of the Portfolios. Allfirst Trust also receives annually, a $60,000 base fee that is allocated to each portfolio of the Fund based on respective average daily net assets. Under a separate agreement, Allfirst Trust has subcontracted the services to be provided by it under the administration agreement to Forum Administrative Services, LLC (the "Sub-administrator"). Allfirst Trust is responsible for paying a portion of the administration fee it receives from the Fund to the Sub- administrator for the services they provide.

      Pursuant to an agreement between the Fund and Allfirst Trust, Allfirst Trust performs transfer agency services. Pursuant to an agreement between Boston Financial Data Services, Inc. ("Boston Financial") and Allfirst Trust, Boston Financial performs sub-transfer agency services. For the services provided under the agreement with Allfirst Trust, the Fund pays an annual fee of up to $16 per Portfolio account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial. Prior to January 1, 2002, SEI Investments Mutual Funds Services ("SEI Services") served as the Fund's administrator and transfer agent. Under a sub-administration agreement between SEI Services and Allfirst Trust, Allfirst Trust performed sub-administration services on behalf of the Portfolios, for which it received a fee paid by SEI Services. In addition, SEI Services subcontracted transfer agency services to Boston Financial under a sub-transfer agency agreement, for which it received a fee paid by SEI Services.

4. SHAREHOLDER SERVICES PLAN
      The Fund has adopted a Shareholder Services Plan on behalf of the Institutional Class Shares of each Portfolio. Institutional Class Shares shareholder services fees, as a percentage of average daily net assets of the class, may be up to 0.15% as authorized by the Board.

5. INVESTMENT TRANSACTIONS
      The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the year ended April 30, 2002, were as follows:

PORTFOLIO                             PURCHASES        SALES
-------------------------------------------------------------
SIIFIP                               $1,793,713    $  853,196
-------------------------------------------------------------
SIBCEP                                2,301,800       342,878
-------------------------------------------------------------
SICGP                                   277,702       148,968
-------------------------------------------------------------
SISCEP                                1,264,536     1,052,342
-------------------------------------------------------------

      The purchases and sales of U.S. government securities were as follows:


PORTFOLIO                             PURCHASES       SALES
-------------------------------------------------------------
SIIFIP                               $7,972,638    $6,950,106
-------------------------------------------------------------

      For federal income tax purposes, the cost of securities owned at April 30, 2002, was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities at April 30, 2002, for each Portfolio is as follows:


                                                 NET UNREALIZED
                        APPRECIATED  DEPRECIATED  APPRECIATION
  PORTFOLIO             SECURITIES   SECURITIES  (DEPRECIATION)
---------------------------------------------------------------
SIIFIP                    $14,047   $   (7,892)     $   6,155
---------------------------------------------------------------
SIBCEP                     83,532     (312,628)      (229,096)
---------------------------------------------------------------
SICGP                      10,351       (9,668)           683
---------------------------------------------------------------
SISCEP                     37,298      (15,324)        21,974
---------------------------------------------------------------

                                                  ANNUAL REPORT / APRIL 30, 2002

26   INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
ARK Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio, portfolios of ARK Funds (the "Portfolios"), as of April 30, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio as of April 30, 2002, the results of their operations, the changes in their net assets and their financial highlights for the period specified above in conformity with accounting principles generally accepted in the United States of America.

                                                 /S/ KPMG LLP

Boston, Massachusetts
June 11, 2002


APRIL 30, 2002 / ANNUAL REPORT

TRUSTEES OF THE FUND (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN     OTHER TRUSTEESHIPS
                                                                                              FUND           OR DIRECTORSHIPS
        NAME,              POSITION       LENGTH OF        PRINCIPAL OCCUPATION(S)           COMPLEX         HELD BY TRUSTEES
   AGE AND CONTACT         WITH THE         TIME                   DURING                   OVERSEEN         OUTSIDE ARK FUNDS
       ADDRESS               TRUST         SERVED               PAST 5 YEARS               BY TRUSTEE             COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Rick A. Gold(1)            President     since 2000     Executive Vice President of Asset       30                 None
Born: August 4, 1949          and                       Management Group of Allfirst
100 East Pratt Street,      Trustee                     Financial, Inc., the parent company
15th Floor,                                             to Allfirst Trust Company and AIA.
Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
William H. Cowie, Jr.       Trustee      since 1993     Retired; former Chief Financial         30                 None
Born: January 24, 1931        and                       Officer of Pencor, Inc. (developers
1408 Ruxton Road,          Chairman                     of environmental projects)
Baltimore, MD 21204                                     (1991-1995).
------------------------------------------------------------------------------------------------------------------------------------

David D. Downes             Trustee      since 1995     Attorney in private practice (since     30                 None
Born: July 16, 1935                                     October 1996); former partner
210 Allegheny Avenue,                                   (1989-1995) and counsel
Towson, MD 21204                                        (1995-1996) of Venable, Baetjer
                                                        & Howard.
------------------------------------------------------------------------------------------------------------------------------------

Sir Victor Garland          Trustee      since 2000     Private Investor (since 1994);          30      Director and Chairman:
Born:May 5, 1934                                        President of The Govett Funds,                  Henderson Far East
15 Wilton Place,                                        Inc., and director of a number of               Income Trust plc
Knightsbridge, London                                   U.K. public companies; former                   (chairman since 1990).
SW1X 8RL                                                Australian Ambassador to the                    Director: The Throgmorton
                                                        U.K. and a former director of                   Trust plc. Director:
                                                        Prudential Assurance Corp. in                   Framington Income and
                                                        the U.K.                                        Capital Trust plc.
                                                                                                        Director and
                                                                                                        Chairman: Fidelity Asian
                                                                                                        Values plc (chairman since
                                                                                                        2001). Director and
                                                                                                        Chairman: Govett Enhanced
                                                                                                        Income Investment Trust plc.
                                                                                                        Director: GEIIT plc.
                                                                                                        Director: Govett Asian
                                                                                                        Income and Growth Trust Ltd.
------------------------------------------------------------------------------------------------------------------------------------

Charlotte R. Kerr           Trustee      since 1993     Practitioner and faculty member         30                 None
Born: September 26, 1946                                of Traditional Acupuncture
American City Building,                                 Institute.
10227 Wincopin Circle,
Suite 108,
Columbia, MD 21044
------------------------------------------------------------------------------------------------------------------------------------

Richard B. Seidel           Trustee      since 1998     Director and President (since           30                 None
Born: April 20, 1941                                    1994) of Girard Partners (a
770 Hedges Lane,                                        registered broker-dealer).
Wayne, PA 19087
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Gold is deemed to be an "interested person" due to his affiliation with Allfirst Trust Company N.A. Additional information concerning the Trustees is contained in the Statement of Additional Information ("SAI") and is available by contacting the Fund at 1-800-275-3863.



                                                  ANNUAL REPORT / APRIL 30, 2002

28

OFFICERS OF THE FUND (UNAUDITED)

--------------------------------------------------------------------------------------------
        Name,              Position       Length of        Principal Occupation(s)
   Age and Contact         with the         Time                   During
       Address               Trust         Served               Past 5 Years
--------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------
Ronald H. Hirsch           Treasurer     since 2002     Managing Director of Operations
Born: October 14, 1943                                  and Finance for Forum Financial
Two Portland Square,                                    Group, LLC (associated since
Portland, ME 04101                                      1999); former member of Board
                                                        of Citibank Germany (1991-1998).
--------------------------------------------------------------------------------------------

Michele L. Dalton            Vice        since 2000     Senior Vice President of Allfirst
Born: February 16, 1959    President                    Financial, Inc. (since 1994).
100 East Pratt Street,        and
15th Floor,                Assistant
Baltimore, MD 21202        Secretary
--------------------------------------------------------------------------------------------

Thomas R. Rus              Secretary     since 2000     Vice President and Trust
Born: October 11, 1959                                  Counsel of Allfirst Trust
Allfirst Bank Building                                  Company, N.A. and Allfirst
25 South Charles Street                                 Bank; Compliance Officer of
M/C 101-621                                             Allfirst Trust Company, N.A.
Baltimore, MD 21201                                     and ARKFunds. Employed
                                                        with Allfirst Bank since 1995.
--------------------------------------------------------------------------------------------

D. Blaine Riggle           Vice          since 2002     Relationship Manager and
Born: November 12, 1966    President                    Counsel for Forum Financial
Two Portland Square,       and                          Group, LLC (associated since
Portland, ME04101          Assistant                    1998); former Associate Counsel
                           Secretary                    of Wright Express Corp. (1997-
                                                        1998); former associate at Friedman,
                                                        Babcock & Gaythwaite (1994-1997).
--------------------------------------------------------------------------------------------

Cheryl O. Tumlin           Vice          since 2002     Counsel for Forum Financial
Born: June 30, 1966        President                    Group, LLC (associated from
Two Portland Square,       and                          1996-1999 and again since 2001);
Portland, ME04101          Assistant                    former counsel at I-many, Inc.
                           Secretary                    (1999-2001); Staff Attorney at the
                                                        United States Securities and Exchang
                                                        Commission (1995-1996).
--------------------------------------------------------------------------------------------

Dawn L. Taylor             Assistant     since 2002     Tax Manager at Forum Financial
Born: May 14, 1964         Treasurer                    Group, LLC (since 1997); former
Two Portland Square,                                    Senior Tax Accountant at Purdy,
Portland, ME 04101                                      Bingham & Burrell, LLC (1997);
                                                        Senior Fund Accountant
                                                        at Forum Financial
                                                        Group, LLC (1994-1997);
                                                        Tax Consultant at New
                                                        England Financial
                                                        Services (1986-1994).
--------------------------------------------------------------------------------------------

Nathan V. Gemmiti          Assistant     since 2002     Staff Attorney, Forum Financial
Born: August 6, 1970       Secretary                    Group, LLC (since 2001); Associate
Two Portland Square,                                    at the law firm of Pierce Atwood
Portland, ME 04101                                      (since 1998).
--------------------------------------------------------------------------------------------




APRIL 30, 2002 / ANNUAL REPORT

                               INVESTMENT ADVISOR
                        Allied Investment Advisors, Inc.
                               Baltimore, Maryland

                                    TRUSTEES
                               William H. Cowie, Jr.
                                 David D. Downes
                               Sir Victor Garland
                                  Rick A. Gold
                                Charlotte R. Kerr
                                Richard B. Seidel

                                  ADMINISTRATOR
                          Allfirst Trust Company, N.A.
                               Baltimore, Maryland

                                   DISTRIBUTOR
                           ARK Funds Distributors, LLC
                                 Portland, Maine

                                  LEGAL COUNSEL
                           Kirkpatrick & Lockhart LLP
                                Washington, D.C.

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Boston, Massachusetts

                                    CUSTODIAN
                          Allfirst Trust Company, N.A.
                               Baltimore, Maryland

[LOGO OMITTED]
ARK FUNDS[REGISTRATION MARK]


100 EAST PRATT STREET, 15TH FLOOR |  MAIL CODE 104-410 |  BALTIMORE, MD 21202

We are pleased to send you our Annual Report for the period ended 4/30/02. This report contains important information about your investments in ARK Funds. Because we are sending a report to each person listed as shareholder, you (or your household) may receive more than one report.

                                [GRAPHIC OMITTED]
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This material must be preceded or accompanied by a current prospectus.
ARK-AR-003-0602